UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2014 (October 17, 2014)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

American Realty Capital Properties, Inc. Completes Sale of Multi-Tenant Shopping Center Portfolio for $1.93 Billion to Blackstone-DDR Joint Venture

On October 17, 2014, subsidiaries of ARC Properties Operating Partnership, L.P. (“ARCP OP”), of which American Realty Capital Properties, Inc. (the “Company”) is the general partner and parent, completed the sale of a portfolio of 71 properties (consisting of 64 multi-tenant shopping centers and seven single-tenant retail properties and the adjacent land and related property (the “Portfolio”)) to BRE DDR Retail Holdings III LLC (the “Purchaser”), an entity indirectly jointly owned by affiliates of Blackstone Real Estate Partners VII L.P. and DDR Corp. The Portfolio constitutes substantially the same assets that the Company previously announced it would spin off into a new real estate investment trust, American Realty Capital Centers, Inc. The Portfolio was sold to the Purchaser for a contract purchase price of $1.93 billion, exclusive of closing costs.

The Purchaser has no material relationship with the Company, ARCP OP or the Company’s or ARCP OP’s respective affiliates, directors or officers, aside from its purchase of the Portfolio.

As permitted by that certain Agreement of Purchase and Sale among certain subsidiaries of ARCP OP and the Purchaser, dated as of June 11, 2014, which was filed as Exhibit 10.50 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 with the U.S. Securities and Exchange Commission on July 29, 2014, five properties from the original 76-property portfolio were excluded from the sale of the Portfolio to the Purchaser. As announced by the Company on October 20, 2014, the Company has entered into a letter of intent to sell those excluded five properties to an unrelated third party for $52.8 million, bringing total sales proceeds relating to the originally announced 76-property portfolio to $1.98 billion.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma financial statements and notes related thereto of the Company and ARCP OP required by Item 9.01(b) of Form 8-K and Article 11 of Regulation S-X relating to the disposition of the Portfolio, as of and for the six months ended June 30, 2014, are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements and Notes Related Thereto of the Company Relating to the Disposition of the Portfolio, as of and for the Six Months Ended June 30, 2014
Unaudited Pro Forma Financial Statements and Notes Related Thereto of ARCP OP Relating to the Disposition of the Portfolio, as of and for the Six Months Ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ David S. Kay
Name:	David S. Kay
Title:	Chief Executive Officer

Date: October 23, 2014